                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                      OneSource Information Services, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                      ONESOURCE INFORMATION SERVICES, INC.
                                300 BAKER AVENUE
                               CONCORD, MA 01742

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 24, 2001

To the Stockholders of OneSource Information Services, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of OneSource Information Services, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, May 24, 2001, at Testa, Hurwitz & Thibeault, LLP, 125 High Street, High Street Tower, 22nd Floor, Boston, MA 02110, to consider and act upon the following proposals:

     1. To elect four directors to the Company's Board of Directors, each to serve for a term of one year or until his successor is duly elected and qualified.

     2. To ratify the 1999 Stock Option and Incentive Plan and to approve an amendment to the plan which includes a proposed increase in the aggregate number of shares of Common Stock that may be issued pursuant to the plan by 1,000,000 shares.

     3. To approve the adoption of the Company's 2001 Non-Employee Director Stock Option Plan.

     4. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation increasing from 20,000,000 to 35,000,000 the number of authorized shares of Common Stock of the Company.

     5. To approve an amendment to the Company's 1999 Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock that may be issued pursuant to said plan by 100,000 shares.

     6. To ratify the selection of the firm of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the fiscal year ending December 31, 2001.

     7. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     Only stockholders of record at the close of business on April 9, 2001 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                            By Order of the Board of Directors,

                                            ROY D. LANDON
                                            Secretary

Concord, Massachusetts
April 18, 2001

                                PROXY STATEMENT

                                 APRIL 18, 2001

     This Proxy Statement is being furnished in connection with the solicitation of proxies BY THE BOARD OF DIRECTORS of OneSource Information Services, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders to be held on Thursday, May 24, 2001 (the "Annual Meeting") at 10:00 a.m., local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, High Street Tower, 22nd Floor, Boston, MA 02110, or at any adjournments thereof. The Company's Annual Report, which includes financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2000, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and form of proxy will be mailed to stockholders on or about April 18, 2001.

     Only stockholders of record at the close of business on April 9, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, an aggregate of shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any proxy may be revoked by the person giving it at any time before its exercise by (1) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to OneSource Information Services, Inc., 300 Baker Avenue, Concord, MA 01742, Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

     The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from any nominee for director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

     In the election of Directors, the four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting shall be elected as Directors. For the approval of proposal four herein, a majority of the Company's outstanding Common Stock is required. On all other matters being submitted to stockholders, the affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on each such matter is required for approval. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

     The persons named as attorneys-in-fact in the proxies were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy. In addition to the election of four Directors, the stockholders will consider and vote upon proposals to (i) ratify and approve an amendment to the Company's 1999 Stock Option and Incentive Plan, (ii) approve the adoption of the 2001 Non-Employee Director Stock Option Plan, (iii) approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation, (iv) approve an amendment to the

Company's 1999 Employee Stock Purchase Plan and (v) ratify the selection of auditors. ALL SHARES REPRESENTED BY PROXIES WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDERS' INSTRUCTIONS, AND IF NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED BY PROXIES WILL BE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors is currently fixed at four members. All directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

     The Board of Directors has nominated and recommended that Messrs. Martin Kahn, Daniel J. Schimmel, Carl P. Fisher and Gregg S. Newmark, who all are currently serving as Directors of the Company, be elected Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of the four nominees. The Board of Directors knows of no reason why any nominee should be unable or, for good cause, unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     A VOTE "FOR" THE NOMINEES LISTED BELOW

                                                                                         TERM EXPIRES
      DIRECTOR'S NAME AND YEAR                        POSITION(S) WITH                 AT ANNUAL MEETING
  DIRECTOR FIRST BECAME A DIRECTOR                      THE COMPANY                         HELD IN
  --------------------------------                    ----------------                 -----------------
NOMINEES:
Martin Kahn..........................    Chairman of the Board of Directors                  2001
  1993
Daniel J. Schimmel...................    President, Chief Executive Officer and              2001
                                         Director
  1993
Carl P. Fisher.......................    Director                                            2001
  2000
Gregg S. Newmark.....................    Director                                            2001
  1993

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth for each nominee to be elected at the Annual Meeting and for the executive officers of the Company, their ages and principal occupations for at least the past five years:

NAME                             AGE                         POSITION
----                             ---                         --------
Martin Kahn(1)(2)..............  50    Chairman of the Board of Directors
Daniel J. Schimmel.............  41    President, Chief Executive Officer and Director
William G. Schumacher..........  37    Senior Vice President, Content Development
Philip J. Garlick..............  38    Senior Vice President, Global Sales
Dileep Hurry...................  47    Senior Vice President, Business Development
Roy D. Landon..................  45    Senior Vice President, Chief Financial Officer,
                                       Secretary and Treasurer
Michael L. Buzzell.............  46    Senior Vice President, Engineering
Mary F. McCabe.................  39    Senior Vice President, Product Development
Carl P. Fisher(1)..............  59    Director
Gregg S. Newmark(2)............  42    Director

---------------

(1) Member of compensation committee.

(2) Member of audit committee.

     Martin Kahn joined OneSource as Chairman of the Board of Directors in September 1993. Mr. Kahn has served as managing director of Cadence Information Associates LLC since 1996. Mr. Kahn was the Chairman of Ovid Technologies, Inc., a producer of online, CD-ROM and network medical and scientific information services, from 1990 to 1998, and he was Chairman of VistaInfo, Inc., a supplier of geographically-based risk information, from 1992 to 1996. He is also Chairman of the Board of Directors of Parlo, Inc. Mr. Kahn holds an MBA from the Harvard Business School and a B.A. from Yale University.

     Daniel J. Schimmel joined OneSource as President, Chief Executive Officer and a Director in 1993. Prior to joining OneSource, Mr. Schimmel served as general manager of the OneSource Division and held other operating positions at Lotus. Mr. Schimmel holds an MBA from the Harvard Business School and a B.A. from Harvard University.

     William G. Schumacher originally joined OneSource in 1988, served as Director of Product Management from 1996 to January 2000 and in January 2000 became Vice President, Product Management. From February to December 2000, Mr. Schumacher joined MeetU.com as Vice President Product Management and in February 2001, returned to OneSource as Senior Vice President, Content Development. Mr. Schumacher holds a B.A. in Chemical Engineering from the University of Pennsylvania and a B.S. in Finance from the Wharton School in Philadelphia, PA.

     Philip J. Garlick joined OneSource as Director of Marketing and Product Development in 1993, served as Vice President and General Manager Europe from 1995 to October 1997, in October 1997 became Vice President, Global Enterprise Sales and Marketing and in January 2000, became Senior Vice President, Global Sales. Prior to joining OneSource, Mr. Garlick was a marketing executive at Lotus UK. Mr. Garlick holds an MA in Economics and a B.A. from Manchester University.

     Dileep Hurry joined OneSource in August 2000 as Senior Vice President, Business Development. Prior to joining OneSource, Dr. Hurry served as Strategy Advisor to Lexsite.com from June 1999 to August 2000, was Vice President and Director of Strategy for Monsanto Co. from 1998 to May 1999, was Principal at Hagler Bailly Inc. from 1997 to 1998 and from 1994 to 1997 served as Chief Executive Office for Siemens Information Systems-US Operations. Dr. Hurry holds an MBA in Finance from the Bajaj Institute in Bombay, India and a Ph.D. in Corporate Strategy from the Warton School in Philadelphia, PA.

     Roy D. Landon joined OneSource as Director, Finance and Administration in 1993, became Vice President, Finance and Administration in 1997, became Vice President, Chief Financial Officer in 1999 and Senior Vice President, Chief Financial Officer in January 2000. Prior to joining OneSource, Mr. Landon was director of plans and controls for the Consulting and Information Services Group at Lotus. Mr. Landon holds a B.S. from Babson College.

     Michael L. Buzzell joined OneSource in March 2001 as Senior Vice President, Engineering. Prior to joining OneSource, Mr. Buzzell was Vice President of Software Development at V-SPAN from December 1999 until January 2000. Prior to that time, he was Director, Information Technology and Services at Liberty Mutual from May 1998 until December 1999, was Vice President, Business and Strategic Development at CASEwise Systems, Inc. from March 1997 until February 1998, was Chief Information Officer of Borden Global Packaging from October 1995 until March 1997, and was Director, Information Technology and Services of Warner-Lambert from June 1994 until September 1995.

     Mary F. McCabe joined OneSource as Senior Platform Product Manager in 1994, became Director, Platform Project Management in 1996, and became Senior Vice President, Product Development in January 2000. Ms. McCabe holds a B.S. from the Boston College School of Management with concentrations in Computer Science and Marketing.

     Carl P. Fisher joined OneSource as a Director in 2000. Since 1982, Mr. Fisher has served as an independent electronic publishing consultant primarily for large media, publishing and communications companies. Mr. Fisher has served as Chief Executive Officer for a number of early stage information ventures and currently is a member of the board of directors of several private companies.

     Gregg S. Newmark joined OneSource as a Director in 1993. Since 1993 Mr. Newmark has served as a general partner of William Blair Venture Partners, as a principal of William Blair & Company, L.L.C. and as a Managing Director of William Blair Capital Partners.

     Executive officers of the Company are elected on an annual basis by the Board of Directors to serve at the pleasure of the Board of Directors and until their successors have been duly elected and qualified.

                16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and holders of more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to the period ended December 31, 2000, the Company believes that all Reporting Persons complied with Section 16(a) filing requirements in the period ended December 31, 2000, except that a Form 4 for Mr. Newmark should have been filed by May 10, 2000, but was filed on June 28, 2000 and Forms 4 for Mark VanDine, a former officer, should have been filed on February 10, 2000 and on March 10, 2000 but were filed on March 21, 2000.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met five (5) times and acted by unanimous written consent five (5) times during the fiscal year ended December 31, 2000. The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The Audit Committee, which oversees the accounting, financial functions and regulatory affairs of the Company, met five (5) times during the fiscal year ended December 31, 2000. Messrs. Kahn and Newmark are the current members of the Audit Committee. The Compensation Committee of the Company, which determines the compensation of the Company's senior management and administers the Company's stock plans, met five (5) times during the fiscal year ended December 31, 2000. Messrs. Kahn and Fisher are the current members of the Compensation Committee. During the fiscal year ended December 31, 2000, each of the Company's directors attended at least 75 percent of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he served.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of the Record Date: (i) the name of each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) the name of each nominee for director of the Company; (iii) the name of each executive officer of the Company named in the Summary Compensation Table set forth below; and (iv) the number of shares beneficially owned by each such person and all directors, nominees for director and executive officers of the Company as a group and the percentage of the outstanding shares represented thereby.

                                                                AMOUNT AND
                                                                  NATURE
                      NAME AND ADDRESS                         OF OWNERSHIP       PERCENT OF CLASS
                   OF BENEFICIAL OWNER(1)                           (2)                  (3)
                   ----------------------                      ------------       ----------------
PRINCIPAL STOCKHOLDERS:

Information Partners Capital Fund, L.P. and related
  funds(4)..................................................     2,439,050                  %
William Blair Venture Partners III Limited Partnership(5)...     2,162,561

NAMED EXECUTIVE OFFICERS:

Daniel J. Schimmel(6).......................................     1,031,250
James A. Becker(7)..........................................       324,870
Philip J. Garlick(8)........................................       150,462
Mark C. VanDine(9)..........................................       186,533
Mary F. McCabe(10)..........................................        27,485

DIRECTORS:

Martin Kahn(11).............................................       500,256
Carl P. Fisher..............................................         1,000
Gregg S. Newmark(5)(12).....................................     2,170,561

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP(13) (12
  persons)..................................................     4,560,829

---------------

  *  Less than one percent of the outstanding Common Stock.

 (1) Unless otherwise indicated, the address for each beneficial owner is c/o OneSource Information Services, Inc., 300 Baker Avenue, Concord, MA 01742.

 (2) The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.

 (3) Applicable percentage ownership as of the Record Date is based upon shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after the Record Date ("presently exercisable stock options") are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

 (4) According to a Schedule 13G filed on February 14, 2000, the sole general partner of Information Partners Capital Fund, L.P. is Information Partners. The general partners of Information Partners that have a beneficial interest in the shares listed in the table above are David Dominik, a former director of the Company, Mark Nunnelly, Stephen G. Pagliuca, and Bain Capital Partners IV, L.P., whose general partner is a corporation wholly-owned by W. Mitt Romney. Includes 84,210 shares owned by BCIP Associates and 91,257 shares owned by BCIP Trust Associates, L.P. BCIP Associates, BCIP Trust Associates, L.P. and Information Partners Capital Fund, L.P. may be deemed to be a "group" under the Securities Exchange Act of 1934. The general partners of BCIP Associates with an interest in the shares listed in the table above are Joshua Bekenstein, Roy Edgar Brakeman, III, Edward Conard, Dominic

     Ferrante, Jeremy Ferris, Adam W. Kirsch, Michael Krupka, Matthew Levin, Simon Lonergan, John W. Maki, Geoffrey S. Rehnert, W. Mitt Romney, Paul Spinale, Samantha Trotman and Mark B. Wolpow. The general partners of BCIP Trust Associates, L.P. with an interest in the shares listed in the table above are Prescott Ashe, David Dominik, Paul B. Edgerley, Jonathan Lavine, Michael D. May, Ronald Mike, Mark Nunnelly, R. David Nurme, Stephen G. Pagliuca, Joseph Pretlow, Geoffrey S. Rehnert, Paul Spinale, Ann Marie Viglione, Robert F. White and Robert C. Gray. Certain of the respective general partners of these entities exercise sole voting and investment power with respect to the shares owned by such entities. Each of these persons disclaims beneficial ownership of such shares except to the extent of his respective proportionate pecuniary interest therein. The address for each of these entities is Two Copley Place, Boston, Massachusetts 02116.

 (5) According to an amended Schedule 13G filed on February 14, 2001, the general partners of this entity, including Mr. Newmark, exercise sole voting and investment power with respect to the shares owned by such entity. The general partner of William Blair Venture Partners III Limited Partnership is William Blair Venture Management Company whose general partners are Mr. Newmark, Ellen Carnahan, Samuel Guren and William Blair & Company, a limited liability company with approximately 150 members. Each of these persons disclaims beneficial ownership of such shares except to the extent of his respective proportionate pecuniary interest therein.

 (6) Includes 687,966 shares of Common Stock issuable upon exercise of presently exercisable stock options granted pursuant to the Company's 1993 Stock Purchase and Option Plan (the "1993 Plan") and 343,284 shares held in the name of the Daniel J. Schimmel 1999 Family Trust.

 (7) Mr. Becker resigned from the Company on February 9, 2001.

 (8) Includes 109,937 shares of Common Stock issuable upon exercise of presently exercisable stock options granted pursuant to the Company's 1999 Stock Option and Incentive Plan (the "1999 Plan").

 (9) Mr. VanDine resigned from the Company on March 2, 2001.

(10) Includes 26,194 shares of Common Stock issuable upon exercise of presently exercisable stock options granted pursuant to the 1999 Plan.

(11) Includes 272,114 shares of Common Stock issuable upon exercise of presently exercisable stock options granted pursuant to the 1993 Plan.

(12) Includes 2,162,561 shares of Common Stock held in the name of William Blair Venture Partners III Limited Partnership and 8,000 shares held directly by Mr. Newmark.

(13) Includes 1,226,391 shares of Common Stock issuable upon exercise of presently exercisable stock options granted pursuant to the 1993 Plan and the 1999 Plan.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the annual and long-term compensation of the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (collectively, the "Named Executive Officers") for the fiscal years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                               ----------------------------
                                                                                  AWARDS
                                                                   OTHER        SECURITIES         ALL
                                    ANNUAL COMPENSATION(1)         ANNUAL       UNDERLYING        OTHER
                                  ---------------------------   COMPENSATION      OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)      ($)(2)      (# OF SHARES)       ($)
---------------------------       ----   ---------   --------   ------------   -------------   ------------
Daniel J. Schimmel..............  2000   $212,885    $82,599      $  1,575          --             --
  President, Chief Executive      1999    173,913     64,430         1,500          --             --
  Officer and Director            1998    164,997     57,749         1,500          --             --
James A. Becker.................  2000    161,953     39,280         2,625          --             --
  Senior Vice President           1999    136,550     30,121         2,419          --             --
  Content Development(3)          1998    123,748     24,750         2,216          --             --

Philip J. Garlick...............  2000    164,616     52,693       105,062          --             --
  Senior Vice President,          1999    153,881     44,144       117,725          --             --
  Global Sales                    1998    144,000     47,520       145,725          --             --
Mark C. VanDine.................  2000    153,269     37,168         1,312          --             --
  Senior Vice President,          1999    130,797     29,235         1,250          --             --
  Engineering(4)                  1998    115,498     23,100         1,250          --             --
Mary F. McCabe..................  2000    145,138     35,196         1,312          --             --
  Senior Vice President,          1999    100,875     14,626         1,513          --             --
  Product Development             1998     99,751      7,900         1,496          --             --

---------------
(1) OneSource did not make any restricted stock awards or grant any stock appreciation rights during the fiscal years 1998, 1999 and 2000.

(2) Amounts reflect long-term incentive plan payouts. In addition, Mr. Garlick receives additional compensation in connection with his relocation from the United Kingdom to Massachusetts, including car and housing allowances, moving expenses and payment of taxes.

(3) Mr. Becker resigned from the Company effective February 9, 2001 and was replaced by Mr. Schumacher.

(4) Mr. VanDine resigned from the Company effective March 2, 2001 and was replaced by Mr. Buzzell.

     The following table provides information with respect to Company stock option grants to the Named Executive Officers in 2000. The Company did not grant any stock appreciation rights in 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                             ANNUAL RATE OF
                                                 PERCENTAGE OF                                 STOCK PRICE
                                    NUMBER OF    TOTAL OPTIONS                              APPRECIATION FOR
                                   SECURITIES     GRANTED TO                                   OPTION TERM
                                   UNDERLYING      EMPLOYEES     EXERCISE                          (2)
                                     OPTIONS       IN FISCAL       PRICE     EXPIRATION   ---------------------
              NAME                 GRANTED(1)        YEAR        ($/SHARE)      DATE         5%          10%
              ----                 -----------   -------------   ---------   ----------   ---------   ---------
Daniel J. Schimmel...............        --           --              --           --           --          --
James A. Becker..................        --           --              --           --           --          --
Philip J. Garlick................        --           --              --           --           --          --
Mark C. VanDine..................        --           --              --           --           --          --
Mary F. McCabe...................    60,000            8%          $8.63       2/9/10     $325,629    $825,224
                                     50,000            6%           9.75      7/18/10      306,574     776,934

---------------
(1) Stock options were granted under the Company's 1999 Stock Option and Incentive Plan at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options have a term of ten years from the date of grant, and become exercisable at a rate of 25% per year starting on the first anniversary of the date of grant.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price increases. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

     The following table sets forth certain information with respect to options exercised in fiscal 2000 by the Named Executive Officers, the value realized upon such exercises, and the value of options held by such officers at the fiscal year end.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED,
                                                            UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                  OPTIONS AT                     OPTIONS AT
                            SHARES                             FISCAL YEAR END             FISCAL YEAR END($)(2)
                          ACQUIRED ON       VALUE        ----------------------------   ----------------------------
          NAME            EXERCISE(#)   REALIZED($)(1)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
          ----            -----------   --------------   ------------   -------------   ------------   -------------
Daniel J. Schimmel......    280,692       $2,142,986       750,508              --       $4,486,537            --
James A. Becker.........    265,000        2,274,495       182,700              --        1,106,601            --
Philip J. Garlick.......    134,775        1,164,071       129,937          61,050          731,614      $364,956
Mark C. VanDine.........    145,240        1,499,681       100,240              --          557,936            --
Mary F. McCabe..........         --               --        26,194         105,175            6,501            --

---------------
(1) Amounts are calculated by subtracting the aggregate exercise price of the options from the market value of the underlying Common Stock on the date of exercise, and do not reflect amounts actually received by the Named Executive Officers.

(2) Amounts are calculated by subtracting the exercise price of the options from the fair market value of the underlying Common Stock as quoted on The NASDAQ Stock Market of $7.75 per share on December 29, 2000, multiplied by the number of shares underlying the options, and do not reflect amounts that actually may be received by the Named Executive Officers upon exercise of options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee during fiscal year 2000 was comprised of Mr. Kahn and Mr. David Dominik. Mr. Dominik resigned from the Board of Directors and the Compensation Committee on March 7, 2001 and Mr. Fisher became a member of the Compensation Committee on March 20, 2001. Messrs. Kahn, Dominik and Fisher are all non-employee directors. Pursuant to authority delegated by the Board of Directors, the Compensation Committee is responsible for reviewing and administering the Company's stock plans and for reviewing and approving compensation matters concerning the executive officers, employees and consultants of the Company. Pursuant to the authority delegated by the Board of Directors, the Compensation Committee each year sets the compensation of the Chief Executive Officer and reviews and approves the compensation of all other senior officers, including approval of annual salaries and bonuses as well as the grant of stock options to officers and employees.

  Compensation Philosophy

     The goal of the Company is to attract and retain qualified executives in a competitive industry. To achieve this goal, the Compensation Committee applies the philosophy that compensation of executive officers, including the compensation of the Chief Executive Officer and President, should be linked to revenue growth, operating results and earnings per share performance.

     Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies. The Compensation Committee's executive compensation policies are designed to (i) enhance profitability of the Company and stockholder value, (ii) integrate compensation with the Company's annual and long-term performance goals, (iii) reward corporate performance, (iv) recognize individual initiative, achievement and hard work, and (v) assist the Company in attracting and retaining qualified executive officers. Currently, compensation under the executive compensation program is comprised of cash compensation in the form of annual base salary and bonus, and long-term incentive compensation in the form of stock options.

  Base Salary

     In setting cash compensation for the Chief Executive Officer and reviewing and approving the cash compensation for all other officers, the Compensation Committee reviews salaries annually. The Compensation Committee's policy is to fix base salaries at levels comparable to the amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size and engaged in a similar business to that of the Company. In addition, the base salaries take into account the Company's relative performance as compared to comparable companies.

     The salary compensation for the executive officers is based upon their qualifications, experience and responsibilities, as well as on the attainment of planned objectives. The Chief Executive Officer and President makes recommendations to the Compensation Committee regarding the planned objectives and executive compensation levels. The overall plans and operating performance levels upon which management compensation is based are approved by the Compensation Committee on an annual basis. During 2000, the Chief Executive Officer and President made recommendations for salary increases for the other senior officers, and the Compensation Committee approved salary increases ranging from 7% to 21% to the Company's senior officers. These increases reflect the impact of promotions as well as incentive changes.

  Bonus Compensation

     In addition to salary compensation, the Compensation Committee recommended the continuation of the Company's Bonus Program adopted by the Board of Directors in 1998, whereby senior executives recom-mended by the Chief Executive Officer and approved by the Compensation Committee for inclusion in the program receive bonus compensation based on a percentage of base salary. Bonuses paid under this program in 2000 were a percentage of base salary for calendar year 1999 and were based on attainment of target annualized contract levels and operating expenses for 1999.

  Stock Options

     The Compensation Committee relies on incentive compensation in the form of stock options to retain and motivate executive officers. Incentive compensation in the form of stock options is designed (i) to provide long-term incentives to executive officers and other employees, (ii) to encourage the executive officers and other employees to remain with the Company and (iii) to enable them to develop and maintain a stock ownership position in the Company's Common Stock.

     Each of the Company's 1993 Stock Option Plan and 1999 Stock Option and Incentive Plan permits the Compensation Committee to administer the granting of stock options to eligible employees, including executive officers. Options generally become exercisable based upon a vesting schedule tied to years of future service to the Company. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time. Equity compensation in the form of stock options is designed to provide long-term incentives to executive officers and other employees. The Compensation Committee approves the granting of options in order to motivate these employees to maximize stockholder value. Generally, options are granted to officers and employees at fair market value on the date of grant and vest over a four-year period.

     Option grants to employees are based on such factors as initiative, achievement and performance. In administering grants to executive officers, the Compensation Committee evaluates each officer's total equity compensation package. The Compensation Committee generally reviews the option holdings of each of the executive officers, including their vesting and exercise prices and the then current value of any unvested options. The Compensation Committee considers equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of the Company's stockholders.

  Mr. Schimmel's Compensation

     The cash compensation program for the Chief Executive Officer and President of the Company is designed to reward performance that enhances stockholder value. Mr. Schimmel's compensation package is comprised of base pay, bonus and stock options, and is in part based on the Company's revenue growth, profitability, and growth in earnings per share. In 2000, Mr. Schimmel's cash compensation was increased to $212,885. The Compensation Committee believes that Mr. Schimmel's compensation is now comparable to the salary of Chief Executive Officers in other Web-based business and financial information companies, considering the size and rate of profitability of those companies.

     The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute toward achieving this goal.

     Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Company's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

                                            Respectfully Submitted by the
                                             Compensation Committee:

                                            MARTIN KAHN (Chair)
                                            CARL P. FISHER

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 2000, an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

COMPENSATION OF DIRECTORS

     Beginning in 2001, directors who are not employees of OneSource and who are not affiliated with principal stockholders (also referred to as "outside directors"), will receive an annual retainer fee of $12,500 and a $1,000 fee for attending regular or special meetings of the board of directors and for meetings of any committees of the board of directors on which they serve, if committee meetings are held separately. During the fiscal year ended December 31, 2000, Mr. Kahn received $30,000 for services he provided as Chairman of the Board of Directors. Currently, Messrs. Kahn and Fisher are the only outside directors. Outside directors have been eligible to participate in OneSource's 1999 Stock Option and Incentive Plan and all non-employee directors are now also eligible to participate in OneSource's 2001 Non-Employee Director Stock Option Plan, subject to stockholder approval of such plan. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings.

AUDIT COMMITTEE REPORT

     The Board of Directors has an Audit Committee which oversees the Company's accounting and financial functions, including matters relating to the appointment and activities of the Company's independent auditors. The Audit Committee regularly discusses with management and the outside auditors the financial information developed by the Company, the Company's systems of internal controls and its audit process. The Audit Committee recommends to the Board each fiscal year the appointment of the independent auditors and reviews periodically the auditors' performance and independence from management. The Audit Committee met with the independent auditors (both with and without the presence of the Company's management) to review and discuss the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company.

     The Board of Directors has adopted a written charter for the Audit Committee setting out the audit related functions the committee is to perform. A copy of the charter is attached to this proxy statement as Appendix A. This year, the Audit Committee reviewed the Company's audited financial statements and met with both management and PricewaterhouseCoopers LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with PricewaterhouseCoopers the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with PricewaterhouseCoopers any matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU Sec. 380).

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The Audit Committee consists of Messrs. Kahn and Newmark. Mr. Kahn is "independent" as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. Because Mr. Newmark is a general partner of William Blair Venture Management Company, the general partner of William Blair Venture Partners III Limited Partnership, one of the Company's large stockholders, he does not meet the "independence" test set forth in Rule 4200. However, because of Mr. Newmark's experience with technology companies, his financial knowledge and his knowledge of the Company's business and finances, the Board of Directors has determined that Mr. Newmark's membership on the Audit Committee is in the best interest of the Company and its stockholders. The Company intends to add a third member to the Audit Committee by June 14, 2001, which member will be "independent" as defined in Rule 4200.

                                            Respectfully Submitted by the
                                             Audit Committee:

                                            MARTIN KAHN (Chair)
                                            GREGG S. NEWMARK

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December 31, 2000 were $121,100.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed by PricewaterhouseCoopers for financial information systems design and implementation professional services for the fiscal year ended December 31, 2000 were $0.

ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers for services other than those described above for the fiscal year ended December 31, 2000 were $177,556.

     The Company's Audit Committee has determined that the provision of the services provided by PricewaterhouseCoopers as set forth herein are compatible with maintaining PricewaterhouseCoopers' independence.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from the Company's initial public offering on May 19, 1999 through December 31, 2000, with the cumulative total return of the NASDAQ Composite Index and NASDAQ Computer Index. The comparison assumes $100.00 was invested in the Company's Common Stock on May 19, 1999 at the $12.00 initial public offering price and in each of the foregoing indices and assumes dividends, if any, were reinvested.

  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG ONESOURCE INFORMATION SERVICES,
                                     INC.,
           NASDAQ COMPOSITE INDEX AND NASDAQ COMPUTER INDEX(1)(2)(3) PERFORMANCE GRAPH

                                                  ONESOURCE INFORMATION
                                                     SERVICES, INC.          NASDAQ COMPOSITE INDEX       NASDAQ COMPUTER INDEX
                                                  ---------------------      ----------------------       ---------------------
5/19/99                                                  100.00                      100.00                      100.00
6/30/99                                                   73.00                      104.00                      107.00
9/30/99                                                   69.00                      107.00                      116.00
12/31/99                                                 112.00                      158.00                      180.00
3/31/00                                                   69.00                      177.00                      209.00
6/30/00                                                   63.00                      154.00                      181.00
9/30/00                                                   89.00                      143.00                      164.00
12/31/00                                                  65.00                       96.00                      100.00

---------------
(1) Prior to May 19, 1999 the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price information shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from William Blair & Company, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

(3) OneSource has substituted the NASDAQ Computer Index for the Standard & Poors Small Cap 600 Index used in its performance graph in its last proxy statement because OneSource believes the NASDAQ Computer Index more accurately reflects the market sector in which OneSource participates.

                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2000, Information Partners Capital and its affiliates subscribed for an aggregate of $510,875 of services from OneSource.

                                   PROPOSAL 2
              RATIFICATION OF AND APPROVAL OF AN AMENDMENT TO THE
                      1999 STOCK OPTION AND INCENTIVE PLAN

PROPOSED AMENDMENT

     The 1999 Stock Option and Incentive Plan (the "1999 Plan") was adopted by the Board of Directors in February 1999, and was approved by the Company's stockholders in April 1999. 1,800,000 shares of Common Stock are currently reserved for issuance under the 1999 Plan. In March 2001, the Board of Directors adopted an amendment to the 1999 Plan which, along with ratification of the 1999 Plan, is the subject of this proposal. The Board of Directors has approved and recommends to the stockholders that they approve an amendment to the 1999 Plan that will increase the aggregate number of shares authorized for issuance under the 1999 Plan by 1,000,000 shares.

     The Company's management relies on stock options as an essential part of the compensation packages necessary for the Company to attract and retain experienced officers and employees. The Board of Directors of the Company believes that the proposed amendment is essential to permit the Company's management to continue to provide long-term, equity-based incentives to present and future employees.

     As of December 31, 2000, only 923,656 shares remained available for grant under the 1999 Plan. If the increase in the number of shares authorized for issuance under the 1999 Plan is not approved, the Company may become unable to provide suitable long-term equity-based incentives to present and future employees. The Company has not at the present time determined who will receive options to purchase the additional shares of Common Stock that will be authorized for issuance under the Plan, if the amendment is approved.

DESCRIPTION OF THE 1999 PLAN

     The 1999 Plan is intended to provide stock options and other equity interests in the Company to employees, officers, directors, consultants and advisors of the Company and its subsidiaries. The text of the 1999 Plan, amended as proposed above, is attached to this proxy statement as Appendix B. The following is a summary of the 1999 Plan and should be read together with the full 1999 Plan text.

     All stock options granted pursuant to the 1999 Plan were granted at fair market value and generally vest over a four year period at a rate of 25% per year starting on the first anniversary of the vesting start date.

     The 1999 Plan is administered by the Board of Directors of the Company and the Compensation Committee. Subject to the provisions of the 1999 Plan, each of the Board of Directors and the Compensation Committee has the authority to select the persons to whom awards are granted and to determine the terms of each award, including the number of shares of Common Stock subject to the award. Payment of the exercise price of the award may be made in cash, shares of Common Stock, a combination of cash and stock, a promissory note or by any other method approved by the Board or Compensation Committee, consistent with applicable law. Unless otherwise permitted by the Board of Directors, awards are not assignable or transferable except by will or the laws of descent and distribution, and, during the participant's lifetime, may be exercised only by the participant.

     The Board of Directors or the Compensation Committee may amend, suspend or terminate the 1999 Plan or any portion thereof at any time. Option agreements may be modified, amended or rescinded only by written agreement signed by the Company and the participant.

     The 1999 Plan expires at the end of the day ten years after the date of its adoption. After that date, no further awards may be granted under the 1999 Plan, but awards previously granted may extend beyond that date.

     As amended, the 1999 Plan would authorize the issuance of up to 2,800,000 shares of Common Stock (subject to adjustment for capital changes) pursuant to the exercise of options or other awards granted under the 1999 Plan. The maximum number of shares with respect to which awards may be granted to any recipient under the 1999 Plan shall not exceed 100,000 shares of Common Stock during any calendar year.

FEDERAL INCOME TAX CONSEQUENCES

     The following general rules are currently applicable for United States federal income tax purposes upon the grant and exercise of options to purchase shares of Common Stock pursuant to the 1999 Plan:

     Incentive Stock Options. The following general rules are applicable under current Federal income tax law to an incentive stock option ("ISO") granted under the 1999 Plan.

          1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed to the Company upon either grant or exercise of an ISO.

          2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

          3. If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are met (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          4. In any year that an optionee recognizes compensation income as the result of a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally should be entitled to a corresponding deduction for federal income tax purposes.

          5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

          6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

          7. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

          8. In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

          9. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

     Non-Qualified Options. The following general rules are applicable under current federal income tax law to an option that does not qualify as an ISO (a "Non-Qualified Option") granted under the 1999 Plan:

          1. The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Company is not allowed a federal income tax deduction by reason of such grant.

          2. The optionee generally will recognize ordinary compensation income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

          3. When the optionee sells the shares acquired pursuant to a Non-Qualified Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

          4. The Company generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes compensation income.

          5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

          6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

     Awards and Purchases. The following general rules are applicable under current federal income tax law to awards of stock ("Awards") or the granting of opportunities to make direct stock purchases ("Purchases") under the 1999 Plan:

          1. Persons receiving common stock pursuant to an Award or Purchase generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid.

          2. The Company generally should be entitled to a corresponding deduction for Federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognize capital gain or loss.

          3. Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
            VOTE "FOR" RATIFICATION OF AND APPROVAL OF THE AMENDMENT
                          TO THE COMPANY'S 1999 PLAN.

                                   PROPOSAL 3

                      APPROVAL OF THE ADOPTION OF THE 2001
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     In March 2001, the Company's Board of Directors adopted the 2001 Non-Employee Director Stock Option Plan (the "Director Plan"). The complete text of the Director Plan is attached hereto as Appendix C.

     The Director Plan provides for the grant of options to purchase a maximum of 300,000 shares of Common Stock to Non-Employee Directors (as defined below) of the Company.

DESCRIPTION OF THE DIRECTOR PLAN

     The purpose of the Director Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company ("Non-Employee Directors") to serve as members of its Board of Directors.

     The Director Plan is administered by the Compensation Committee of the Board of Directors of the Company. Options may be granted to Non-Employee Directors and will generally vest annually at the rate of

25% per year from the date of grant and become immediately exercisable in full upon a change in control of OneSource.

     The exercise price per share for all options granted under the Director Plan will be equal to the fair market value per share of the Common Stock on the date of grant. The term of each option will be for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution. If an optionee ceases to be a director of or advisor to the Company other than by reason of death, no further installments of his options will become exercisable and his options shall terminate after the passage of three months from the date of termination of his services to the Company (but not later than on their specified expiration dates). If an optionee dies, any option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of the option's specified expiration date or six months from the date of the optionee's death. The option shall terminate on the earlier of such dates. The term of the Director Plan is for a period of ten years.

     Non-Employee Directors granted options under the Director Plan are protected against dilution in the event of a stock dividend, stock split, recapitalization, merger or similar transaction. The Board of Directors may from time to time adopt amendments and may terminate the Director Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for future grants under the Director Plan. Executive officers and employees of the Company are not eligible for grants under the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes certain federal income tax considerations for directors receiving options under the Director Plan and certain tax effects on the Company. However, the summary does not address every situation that may result in taxation.

          1. Options granted under the Director Plan do not qualify as "Incentive Stock Options" under Section 422 of the Code.

          2. A Non-Employee Director generally does not realize any taxable income upon the grant of an option, and the Company is not allowed a business expense deduction by reason of the grant.

          3. The Non-Employee Director generally will recognize ordinary compensation income at the time of exercise of an option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

          4. When the Non-Employee Director sells the shares, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the Non-Employee Director as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

          5. The Company generally should be entitled to a corresponding tax deduction for Federal income tax purposes when compensation income is recognized by the Non-Employee Director.

          6. A Non-Employee Director may be entitled to exercise an option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. In cases of such an exercise, special rules will apply.

          7. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
               APPROVAL OF THE ADOPTION OF THE 2001 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

                                   PROPOSAL 4

                 AMENDMENT OF THE COMPANY'S SECOND AMENDED AND
                     RESTATED CERTIFICATE OF INCORPORATION

     In March 2001, the Board of Directors of the Company recommended to the stockholders that the Company amend the Company's Second Amended and Restated Certificate of Incorporation (the "Charter") to increase the number of authorized shares of Common Stock, par value $.01 per share, from 20,000,000 to 35,000,000 shares. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The full text of the proposed amendment to the Charter is attached to this Proxy Statement as Appendix D.

     As of the Record Date, there were approximately      shares issued and
outstanding and approximately      shares reserved for future issuance pursuant
to outstanding options granted under the Company's stock plans. Prior to the amendment to the Charter, the Board of Directors has authority to issue
approximately      additional shares of Common Stock without further stockholder approval. If the amendment to the Charter is approved, the Board of Directors
will have the authority to issue approximately      additional shares of Common
Stock without further stockholder approval. Although the Company has not entered into any agreements or understandings to issue any of the shares resulting from the amendment of the Charter, the Board of Directors believes the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include, without limitation: facilitating broader ownership of the Company's Common Stock by effecting a stock split or issuing a stock dividend; acquiring other businesses in exchange for shares of the Company's Common Stock; entering into collaborative research and development arrangements with other companies in which Common Stock or the right to acquire Common Stock is part of the consideration; raising capital through the sale of Common Stock or securities convertible into Common Stock; and attracting and retaining valuable employees by the issuance of additional stock options, including additional shares reserved for future option grants under the Company's existing stock plans. The Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise. The issuance of additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
               APPROVAL OF THE AMENDMENT TO THE COMPANY'S SECOND
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                   PROPOSAL 5

          AMENDMENT TO THE COMPANY'S 1999 EMPLOYEE STOCK PURCHASE PLAN

PROPOSED AMENDMENT

     In March 2001, the Board of Directors adopted an amendment to the 1999 Employee Stock Purchase Plan (the "Purchase Plan") which is the subject of this proposal. The Board of Directors has approved and recommends to the stockholders that they approve an amendment to the Purchase Plan that will increase the aggregate number of shares authorized for issuance under the Purchase Plan by 100,000 shares.

     The Company's management relies on stock purchases as an essential part of the compensation packages necessary for the Company to attract and retain experienced officers and employees. The Board of Directors of the Company believes that the proposed amendment is essential to permit the Company's management to continue to provide long-term, equity-based incentives to present and future employees.

     The Purchase Plan was adopted by the Board of Directors in February 1999 and approved by the Company's stockholders in April 1999. In March 2001, the Board of Directors adopted the amendment to the Purchase Plan which is the subject of this proposal. As of February 28, 2001, 41,842 shares remained for issuance under the Purchase Plan. If the increase in the number of shares authorized for issuance under the Purchase Plan is not approved, the Company may become unable to provide suitable long-term equity-based incentives to present and future employees.

DESCRIPTION OF THE PURCHASE PLAN

     The Purchase Plan is intended to provide an incentive to, and to encourage stock ownership by, all eligible employees of the Company and its participating subsidiaries so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Purchase Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. Under the Purchase Plan, payroll deductions are used to purchase the Company's Common Stock for eligible participating employees through the exercise of stock options. The text of the Purchase Plan, amended as proposed above, is attached to this proxy statement as Appendix E. The following is a summary of the Purchase Plan and should be read together with the full Purchase Plan text

     The Purchase Plan constitutes an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Purchase Plan is administered by the Board of Directors of the Company or a committee which the Board may designate. The Board of Directors, subject to the provisions of the Purchase Plan, has the power to construe the Purchase Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for administration of the Purchase Plan as it may deem appropriate. The Board of Directors may from time to time adopt amendments to the Purchase Plan provided that, without the approval of the Company's stockholders, no amendment may increase the number of shares that may be issued under the Purchase Plan, change the class of employees eligible to receive options under the Purchase Plan if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code, or cause Rule 16b-3 under the Securities Exchange Act of 1934 to be inapplicable to the Purchase Plan.

     The Purchase Plan may be terminated at any time by the Board of Directors, provided that such termination will not affect options then outstanding under the Purchase Plan. If at any time shares of Common Stock reserved for issuance under the Purchase Plan remain available for purchase, but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Purchase Plan will terminate. Upon termination of the Purchase Plan, all payroll deductions not used to purchase Common Stock will be refunded to Purchase Plan participants without interest.

     As amended, the Purchase Plan would authorize the issuance of up to 200,000 shares of Common Stock (subject to adjustment for changes in the Company's capital stock) pursuant to the exercise of non-transferable options granted to participating employees. The Common Stock subject to the options under the Purchase Plan includes shares of the Company's authorized but unissued Common Stock and shares of Common Stock reacquired by the Company, including shares purchased in the open market. Option holders are generally protected against dilution in the event of certain capital changes such as a recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction.

     An employee electing to participate in the Purchase Plan must authorize an amount (a whole percentage not less than 1% nor more than 10% of the employee's cash compensation, including base pay or salary and any overtime, bonuses or commissions) to be deducted by the Company from the employee's pay and applied toward the purchase of Common Stock under the Purchase Plan. For the duration of the Purchase Plan, the Payment Periods are defined as the six month periods commencing on February 1 and August 1 and ending on July 31 and February 28, respectively. However, the first Payment Period of the Purchase Plan commenced on June 1, 1999 and ended on January 31, 2000, the second Payment Period of the Purchase Plan commenced on February 1, 2000 and ended on July 31, 2000 and the third Payment Period of the Purchase Plan commenced on August 1, 2000 and ended on February 28, 2001.

     Employees of the Company (and participating subsidiaries) who have completed at least three months of service with the Company or any of its subsidiaries on or before the first day of a particular Payment Period, and whose customary employment is more than 20 hours per week and for more than five months in any calendar year are eligible to participate in the Purchase Plan. An employee may not be granted an option under the Purchase Plan if, after the granting of the option, such employee would be treated as owning 5% or more of the total combined voting power or value of all classes of stock of the Company or its subsidiaries. Directors who are not employees of the Company may not participate in the Purchase Plan.

     On the first business day of each Payment Period, the Company will grant to each Purchase Plan participant an option to purchase shares of the Common Stock of the Company. On the last day of the Payment Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, on the condition that the employee remains eligible to participate in the Purchase Plan throughout such Payment Period. In no event, however, may the employee exercise an option granted under the Purchase Plan for more than 1,000 shares during a Payment Period. If the amount of the accumulated payroll deductions exceeds the aggregate purchase price of 1,000 shares, the excess deductions will be promptly refunded to the employee without interest. Furthermore, no employee may be granted an option which permits the employee's right to purchase shares of Common Stock under the Purchase Plan and all other Section 423(b) plans of the Company and any subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the respective date(s) of grant) for each calendar year in which the option is outstanding. Any excess accumulation of payroll deductions will be promptly refunded to the employee without interest. Under the terms of the Purchase Plan, the option price is an amount equal to the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to the nearest cent. The Company will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

     For purposes of the Purchase Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. An employee may enter the Purchase Plan by delivering to the Company, at least ten days before the first day of the next succeeding Payment Period, an authorization stating the initial percentage to be deducted from the employee's pay and authorizing the purchase of shares of Common Stock for the employee in each Payment Period in accordance with the terms of the Purchase Plan.

     Unless an employee files a new authorization or withdraws from the Purchase Plan, the deductions and purchases under the authorization the employee has on file under the Purchase Plan will continue from the initial Payment Period to succeeding Payment Periods as long as the Purchase Plan is in effect. Deductions may be increased or decreased during a Payment Period as set forth above.

     An employee may withdraw from the Purchase Plan, in whole but not in part, at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to the Company, in which event the Company will refund the entire balance of the employee's deductions not previously used to purchase stock under the Purchase Plan.

     If an employee is not a participant in the Purchase Plan on the last day of the Payment Period, the employee generally is not entitled to exercise his or her option. An employee's rights under the Purchase Plan generally terminate upon his voluntary withdrawal from the Purchase Plan at any time, or when he ceases employment because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death, or for any other reason. An employee's employment shall be treated as continuing intact which such employee is on military leave, sick leave or other bona fide leave of absence, for up to 90 days or for so long as the employee's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

     An employee's rights under the Purchase Plan are the employee's alone and may not be transferred to, assigned to, or availed of by, any other person. Any option granted to an employee may be exercised, during the employee's lifetime, only by the employee.

     The proceeds received by the Company from the sale of Common Stock pursuant to the Purchase Plan will be used for general corporate purposes. The Company's obligation to deliver shares of Common Stock is subject to the approval of any governmental authority required in connection with the sale or issuance of such shares.

FEDERAL INCOME TAX CONSEQUENCES

     The following general rules are currently applicable for United States federal tax purposes upon the grant and exercise of options to purchase shares of Common Stock pursuant to the Purchase Plan:

          1. The amounts deducted from an employee's pay under the Purchase Plan will be included in the employee's compensation subject to federal income tax. In general, no additional income will be recognized by the employee either at the time options are granted pursuant to the Purchase Plan or at the time the employee purchases shares pursuant to the Purchase Plan.

          2. If the employee disposes of shares of Common Stock more than two years after the first business day of the Payment Period in which the employee acquired the shares, then upon such disposition the employee will recognize compensation income in an amount equal to the lesser of:

             (a) the excess, if any, of the fair market value of the shares on the date of disposition over the amount the employee paid for the shares, or

             (b) approximately 15% of the fair market value of the shares on the first business day of the Payment Period.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (i.e., the amount the employee paid for the shares plus the amount, if any, taxed as compensation income). If the employee's holding period for the shares exceeds one year, such gain or loss will be long-term capital gain or loss.

          3. If the employee disposes of shares of Common Stock within two years after the first business day of the Payment Period in which the employee acquired the shares, then upon disposition the employee will recognize compensation income in an amount equal to the excess of the fair market value of the shares on the last business day of the applicable Payment Period over the amount the employee paid for the shares.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed to the employee as compensation income). If the employee's holding period for the shares is more than one year, such gain or loss will be long-term capital gain or loss. If the employee's holding period for the shares exceeds 18 months, the employee may be entitled to a reduced long-term capital gains rate.

          4. If the two-year holding period is satisfied with respect to Common Stock issued upon exercise of an option, the Company will not be entitled to a tax deduction with respect to such option or the issuance of shares of Common Stock upon exercise of such option. If the two-year holding period is not satisfied with respect to Common Stock issued upon exercise of an option, the Company generally will be entitled to a tax deduction equal to the amount of compensation income taxable to the employee upon disposition of such Common Stock.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     A VOTE "FOR" APPROVAL OF THE AMENDMENT
              TO THE COMPANY'S 1999 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 6
                     RATIFICATION OF SELECTION OF AUDITORS

     Subject to ratification by the stockholders, the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent certified accountants, to serve as auditors for the fiscal year ending December 31, 2001. It is expected that a member of the firm of PricewaterhouseCoopers LLP will be present at the Annual Meeting with an opportunity to make a statement if so desired and will be available to respond to appropriate questions from the Company's stockholders. The ratification of this selection is not required under the laws of the State of Delaware, where the Company is incorporated, but the results of this vote will be considered by the Board of Directors in selecting auditors for future fiscal years.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                 VOTE "FOR" THE RATIFICATION OF THIS SELECTION

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders for the fiscal year ended December 31, 2001 must be received no later than the close of business on December 20, 2001 at the Company's principal executive offices in order to be included in the Company's proxy statement for that meeting. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to OneSource Information Services, Inc., 300 Baker Avenue, Concord, Massachusetts 01742, Attention:
Secretary.

     Under the Company's by-laws, stockholders who wish to make a proposal at the Annual Meeting of Stockholders for the fiscal year ended December 31, 2001, other than one that will be included in the Company's proxy materials, must notify the Company no earlier than the close of business on November 21, 2001 and no later than December 20, 2001. If a stockholder who wishes to present a proposal fails to notify the Company by December 20, 2001, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Company's by-laws, the proposal is brought before the annual meeting of stockholders, then under the proxy rules of the Securities and Exchange Commission, the proxies solicited by management with respect to the next annual meeting of stockholders will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the persons appointed as proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules.

                           INCORPORATION BY REFERENCE

     To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                           EXPENSES AND SOLICITATION

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, certain of the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by certain outside proxy solicitation services also may be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

     The contents of and the sending of this Proxy Statement have been approved by the Board of Directors of the Company.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

A.  PURPOSE AND SCOPE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and
(ii) the Corporation's internal financial and accounting controls.

B.  COMPOSITION

     The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

DOCUMENT REVIEW

     1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

     2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

     3. Take steps designed to ensure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

INDEPENDENT ACCOUNTING FIRM

     4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

     5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

     6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

     7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

     8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

FINANCIAL REPORTING PROCESSES

     9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

COMPLIANCE

     10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

REPORTING

     11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                      APPENDIX B

                      ONESOURCE INFORMATION SERVICES, INC.

                      1999 STOCK OPTION AND INCENTIVE PLAN

1.  PURPOSE AND ELIGIBILITY

     The purpose of this 1999 Stock Option and Incentive Plan (the "Plan") of OneSource Information Services, Inc. (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 8.

2.  ADMINISTRATION

     a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

     b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

     c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.  STOCK AVAILABLE FOR AWARDS

     a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 2,800,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 2,800,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 100,000 shares of Common Stock.

     c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.  STOCK OPTIONS

     a. General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

     b. Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option".

     c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

     d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

     f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

          (i) by check payable to the order of the Company;

          (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.  RESTRICTED STOCK

     a. Grants. The Board may grant Awards entitling Participants to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.  OTHER STOCK-BASED AWARDS

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.  GENERAL PROVISIONS APPLICABLE TO AWARDS

     a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

     c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

     e.  Acquisition of the Company

          (i) Consequences of an Acquisition.

             (A) Acquisition Intended to be Accounted for as a Pooling-of-Interests. With respect to an Acquisition intended to be accounted for as a pooling-of-interests: (x) all outstanding Awards shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Awards the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition and (y) if a recipient of an Award is terminated by the surviving or acquiring Company without Cause (as defined in the applicable option agreement) before the first anniversary of the consummation of the Acquisition, then upon the consummation of the Acquisition, (1) all Options then outstanding shall become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled expiration date, and if the shares of Common Stock subject to such Options are subject to repurchase provisions, then such repurchase provisions shall immediately lapse; (2) all Restricted Stock Awards then outstanding shall become free of all repurchase provisions; and (3) all other stock-based Awards shall become exercisable, realizable or vested in full, or shall be free of all repurchase provisions, as the case may be

             (B) Acquisition Intended to be Accounted for under the Purchase Method. Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition intended to be accounted for under the purchase method, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i)(B), also the "Board"), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or terminate one or more Options in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

             (C) Acquisition Defined. An "Acquisition" shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

          (ii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

          (iii) Pooling-of Interests-Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

          (iv) Parachute Awards. Notwithstanding the provisions of Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

     f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(e)(iii), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.  MISCELLANEOUS

     a.  Definitions.

          (i) "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of OneSource Information Services, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of OneSource Information Services, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

          (ii) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

          (iii) "employee" for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

     b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

     c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d. Effective Date and Term of Plan. The Plan shall become effective after adoption by the Board on a date determined by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

     f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                                                      APPENDIX C

                     ONE SOURCE INFORMATION SERVICES, INC.

                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.  PURPOSE AND ELIGIBILITY

     The purpose of this 2001 Non-Employee Director Stock Option Plan (the "Plan") of One Source Information Services, Inc. (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to non-employee directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 8.

2.  ADMINISTRATION

     a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

     b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

     c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.  STOCK AVAILABLE FOR AWARDS

     a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 300,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 300,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 100,000 shares of Common Stock.

     c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.  STOCK OPTIONS

     a. General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

     b. Non-Qualified Stock Options. Only non-qualified stock options, and not "incentive stock options," may be granted hereunder.

     c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

     d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

     f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

          (i) by check payable to the order of the Company;

          (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.  RESTRICTED STOCK

     a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.  OTHER STOCK-BASED AWARDS

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.  GENERAL PROVISIONS APPLICABLE TO AWARDS

     a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

     c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the directorship of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

     e.  Acquisition of the Company

          (i) Consequences of an Acquisition.  With respect to an Acquisition:
     (x) all outstanding Options shall become exercisable in full immediately prior to the consummation of the Acquisition; if the shares of Common Stock subject to such Options are subject to repurchase provisions, then such repurchase restrictions shall lapse upon the consummation of the Acquisition; and all outstanding Options shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (y) all Restricted Stock Awards then outstanding shall become immediately free of all repurchase provisions upon the consummation of the Acquisition; and (z) all other stock-based Awards shall become immediately exercisable, realizable or vested in full, or shall be immediately free of all repurchase provisions, as the case may be, upon the consummation of the Acquisition.

          Acquisition Defined. An "Acquisition" shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

          (ii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

          (iii) Pooling-of Interests-Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

          (iv) Parachute Awards. Notwithstanding the provisions of Section 7(e)(i), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

     f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, and changing the date of exercise or realization, provided that, except as otherwise provided in Section 7(e)(iii), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs.

8.  MISCELLANEOUS

     a.  Definitions.

          (i) "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of OneSource Information Services, Inc. as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of XYZ Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

          (ii) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

     b. No Right To Continued Directorship or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued directorship or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

     c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

     f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

                                          Adopted by the Board of Directors on
                                          March 23, 2001

                                          Approved by the stockholders on
                                          May 24, 2001

                                                                      APPENDIX D

                            CERTIFICATE OF AMENDMENT
                                       OF
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                      ONESOURCE INFORMATION SERVICES, INC.

     OneSource Information Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, by written consent dated March 23, 2001, in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware (the "DGCL") and Article ELEVENTH of the Corporation's Amended and Restated Certificate of Incorporation, duly adopted the following resolution setting forth a proposed amendment to the Corporation's Second Amended and Restated Certificate of Incorporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED: That the following proposed amendment and restatement of the first paragraph of Article FOURTH of the Corporation's Second Amended and Restated Certificate of Incorporation, increasing the number of shares of the Corporation's Common Stock authorized for issuance from 20,000,000 shares to 35,000,000 shares be recommended to the stockholders of the Corporation for approval at the next Annual Meeting of Stockholders as being advisable and in the best interests of the Corporation:

             "FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 36,000,000 shares, consisting of 35,000,000 shares of Common Stock with a par value of $.01 per share (the "Common Stock") and 1,000,000 shares of Preferred Stock with a par value of $.01 per share (the "Preferred Stock").

     SECOND: That the stockholders of the Corporation duly approved such amendment at the Annual Meeting of Stockholders held on May 24, 2001 in accordance with the provisions of Section 211 of the DGCL and with Article I,
Section 1.2 of the Second Amended and Restated By-Laws of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Daniel J. Schimmel, President and Chief Executive Officer, and
attested to by Roy D. Landon, Secretary, this      day of             , 2001.

                                          ONESOURCE INFORMATION SERVICES, INC.

                                          By:
                                            ------------------------------------
                                            Daniel J. Schimmel
                                            President and Chief Executive
                                          Officer

ATTEST:

--------------------------------------
Roy D. Landon
Secretary

                                                                      APPENDIX E

                      ONESOURCE INFORMATION SERVICES, INC.

                       1999 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE 1

                                    PURPOSE

     This 1999 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of OneSource Information Services, Inc. (the "Company"), a Delaware corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE 2

                           ADMINISTRATION OF THE PLAN

     The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

                                   ARTICLE 3

                               ELIGIBLE EMPLOYEES

     All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year and who have completed at least three months service shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and

"subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

                                   ARTICLE 4

                           STOCK SUBJECT TO THE PLAN

     The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 par value per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 200,000, subject to adjustment as provided in Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

                                   ARTICLE 5

                        PAYMENT PERIOD AND STOCK OPTIONS

     The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on June 1, 1999 and shall end on January 31, 2000. The second Payment Period will commence on February 1, 2000 and shall end on July 31, 2000. The third Payment Period will commence on August 1, 2000 and shall end on February 28, 2001. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on March 1 and September 1 and ending on August 31 and February 28 (or February 29 in the case of a leap year), respectively, of each calendar year.

     Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 1,000 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 1,000 shares except for the 1,000-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 1,000 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to the nearest cent. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

     For purposes of the Plan, the term "average market price" on any date means
(i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     For purposes of the Plan, the term "business day" means a day on which there is trading on the NASDAQ National Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in Massachusetts.

     No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

                                   ARTICLE 6

                               EXERCISE OF OPTION

     Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 1,000-share limit of the option and the Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

                                   ARTICLE 7

                      AUTHORIZATION FOR ENTERING THE PLAN

     An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

          A. Stating the percentage to be deducted regularly from the employee's pay;

          B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

          C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

Such authorization must be received by the Company at least ten days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

     Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

     The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

                                   ARTICLE 8

                      MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS

     An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

                                   ARTICLE 9

                          CHANGE IN PAYROLL DEDUCTIONS

     Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

                                   ARTICLE 10

                            WITHDRAWAL FROM THE PLAN

     A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.

     To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

                                   ARTICLE 11

                               ISSUANCE OF STOCK

     Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

     Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

                                   ARTICLE 12

                                  ADJUSTMENTS

     Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

          A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

          B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

     If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 1,000-share limit, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

     The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

                                   ARTICLE 13

                 NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS

     An option granted under the Plan may not be transferred or assigned and may be exercised only by the participant.

                                   ARTICLE 14

                        TERMINATION OF EMPLOYEE'S RIGHTS

     Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

                                   ARTICLE 15

                       TERMINATION AND AMENDMENTS TO PLAN

     The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

     The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

                                   ARTICLE 16

                LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN

     The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

                                   ARTICLE 17

                           PARTICIPATING SUBSIDIARIES

     The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

                                   ARTICLE 18

                           OPTIONEES NOT STOCKHOLDERS

     Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

                                   ARTICLE 19

                              APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

                                   ARTICLE 20

                 NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

     By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

                                   ARTICLE 21

                     WITHHOLDING OF ADDITIONAL INCOME TAXES

     By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

                                   ARTICLE 22

                            GOVERNMENTAL REGULATIONS

     The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

                                   ARTICLE 23

                                 GOVERNING LAW

     The validity and construction of the Plan shall be governed by the laws of Delaware, without giving effect to the principles of conflicts of law thereof.

                                   ARTICLE 24

         APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS OF THE COMPANY

     The Plan was adopted by the Board of Directors on February 17, 1999 and was approved by the stockholders of the Company on April 21, 1999.

     The Plan was amended by the Board of Directors on April 21, 1999 to change the Payment Periods as set forth in the second sentence of Article 5.

     The Plan was amended by the Board of Directors on July 18, 2000 to replace the first paragraph in its entirety of Article 5.

     The Plan was amended by the Board of Directors on March 23, 2001 to increase the number of shares issuable pursuant to the plan to 200,000, and such amendment was approved by the stockholders of the Company on May 24, 2001.

                                     Proxy
                      ONESOURCE INFORMATION SERVICES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2001
                      SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel J. Schimmel and Roy D. Landon, and each or both of them, proxies, with full power of substitution to vote all shares of stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of OneSource Information Services, Inc. to be held on Thursday, May 24, 2001 at 10:00 a.m., at Testa, Hurwitz & Thibeault, LLP, 125 High Street, High Street Tower, 22nd Floor, Boston, Massachusetts 02110, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated on or about April 18, 2001, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                      ONESOURCE INFORMATION SERVICES, INC.

                                  MAY 24, 2001


              * Please Detach and Mail in the Envelope Provided *

      Please mark your
A [X] votes as in this
      example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL THE DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 5 AND 6.

1.   To select four directors      FOR ALL NOMINEES    WITHHOLD AUTHORITY
     to the Board of Directors,    LISTED AT RIGHT      TO VOTE FOR ALL
     each to serve for a term     (except as marked    NOMINEES LISTED
     of one year or until his      to the contrary         AT RIGHT
     successor is duly elected     below)
     and qualified.                       [ ]                 [ ]


INSTRUCTIONS: To withhold authority to      NOMINEES: Martin Kahn
vote for any individual nominee, strike               Daniel J. Schimmel
a line through the nominee's name listed              Carl P. Fisher
at right.                                             Gregg S. Newmark

2.   To ratify the 1999 Stock Option         FOR       AGAINST     ABSTAIN
     and Incentive Plan and approve
     an amendment to the plan which          [ ]         [ ]         [ ]
     includes a proposed increase in
     the aggregate number of shares
     of Common Stock that may be
     issued pursuant to said plan by
     1,000,000 shares.

3.   To approve the adoption of the          [ ]         [ ]         [ ]
     Company's 2001 Non-Employee
     Director Stock Option Plan.

4.   To approve an amendment to the          [ ]         [ ]         [ ]
     Company's Second Amended and
     Restated Certificate of
     Incorporation increasing from
     20,000,000 to 35,000,000 the
     number of authorized shares of
     Common Stock of the Company.

5.   To approve an amendment to the          [ ]         [ ]         [ ]
     Company's 1999 Employee Stock
     Purchase Plan to increase the
     aggregate number of shares of
     Common Stock that may be issued
     pursuant to said plan by 100,000
     shares.

6.   To ratify the selection of the          [ ]         [ ]         [ ]
     firm of PricewaterhouseCoopers
     LLP, independent public
     accountants, as auditors for the
     fiscal year ending December 31,
     2001.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE, FOR THE RATIFICATION OF AND AMENDMENT TO THE 1999 STOCK OPTION AND INCENTIVE PLAN, FOR THE ADOPTION OF THE 2001 NON-EMPLOYEE DIRECTOR PLAN, FOR THE AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, FOR THE AMENDMENT TO THE 1999 EMPLOYEE STOCK PURCHASE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.



Signature              Signature, if held jointly                DATED      2001
          -----------                              --------------      -----

NOTE: Signatures should be identical with the name typed on the Proxy. Joint owners should each sign personally. Persons signing as attorney, executor, administrator, trustee or guardian should give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.